Vanguard California Intermediate-Term Tax-Exempt Fund

Summary Prospectus

March 29, 2019

Investor Shares & Admiral™ Shares

Vanguard California Intermediate-Term Tax-Exempt Fund Investor Shares (VCAIX)
Vanguard California Intermediate-Term Tax-Exempt Fund Admiral Shares (VCADX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
March 29, 2019, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to
online@vanguard.com.

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Investment Objective

The Fund seeks to provide a higher level of current income than shorter-term bonds, but with less share-price fluctuation than longer-term bonds. The income is expected to be exempt from both federal and California personal income taxes. The Fund is intended for California residents only.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for certain fund account balances below	$20/year	$20/year
$10,000)

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Admiral Shares
Management Fees	0.15%	0.08%
12b-1 Distribution Fee	None	None
Other Expenses	0.02%	0.01%
Total Annual Fund Operating Expenses	0.17%	0.09%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$17	$55	$96	$217
Admiral Shares	$9	$29	$51	$115

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in high-quality municipal bonds issued by California state and local governments, as well as by regional governmental and public financing authorities. Under normal circumstances, at least 80% of the Fund’s assets will be invested in securities whose income is exempt from federal and California state taxes.

Although the Fund has no limitations on the maturities of individual securities, its dollar-weighted average maturity is expected to be between 6 and 12 years.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• State-specific risk, which is the chance that developments in California, such as tax, legislative, or political changes, will adversely affect the securities held by the Fund or that are available for investment by the Fund. Because the Fund invests primarily in securities issued by California and its municipalities, it is more vulnerable to the credit risk and unfavorable developments in California than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall California municipal market.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Call risk is generally moderate for intermediate-term bond funds.

• Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. Extension risk is generally moderate for intermediate-term bond funds.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund’s monthly income to fluctuate accordingly.

• Liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

• Nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.

• Tax risk, which is the chance that all or a portion of the tax-exempt income from municipal bonds held by the Fund will be declared taxable, possibly with retroactive effect, because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state or local tax authorities, or noncompliant conduct of a bond issuer.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard California Intermediate-Term Tax-Exempt Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 7.14% (quarter ended September 30, 2009), and the lowest return for a quarter was –4.08% (quarter ended December 31, 2010).

Average Annual Total Returns for Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Vanguard California Intermediate-Term Tax-Exempt Fund Investor Shares
Return Before Taxes	1.19%	3.36%	4.46%
Return After Taxes on Distributions	1.19	3.36	4.46
Return After Taxes on Distributions and Sale of Fund Shares	1.78	3.24	4.24
Vanguard California Intermediate-Term Tax-Exempt Fund Admiral Shares
Return Before Taxes	1.27%	3.45%	4.55%
Bloomberg Barclays Municipal California Intermediate
Bond Index
(reflects no deduction for fees, expenses, or taxes)	1.69%	2.96%	4.31%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Adam M. Ferguson, CFA, Portfolio Manager at Vanguard. He has managed the Fund since 2013.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. A majority of the income dividends that you receive from the Fund are expected to be exempt from federal and state income taxes. However, a portion of the Fund’s distributions may be subject to federal, state, or local income taxes or the federal alternative minimum tax.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard California Intermediate-Term Tax-Exempt Fund Investor Shares—Fund Number 100 Vanguard California Intermediate-Term Tax-Exempt Fund Admiral Shares—Fund Number 5100

CFA® is a registered trademark owned by CFA Institute.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays Municipal California Intermediate Bond Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the California Intermediate-Term Tax-Exempt Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the California Intermediate-Term Tax-Exempt Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the California Intermediate-Term Tax-Exempt Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the California Intermediate-Term Tax-Exempt Fund or the owners of the California Intermediate-Term Tax-Exempt Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the California Intermediate-Term Tax-Exempt Fund. Investors acquire the California Intermediate-Term Tax-Exempt Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the California Intermediate-Term Tax-Exempt Fund. The California Intermediate-Term Tax-Exempt Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the California Intermediate-Term Tax-Exempt Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the California Intermediate-Term Tax-Exempt Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the California Intermediate-Term Tax-Exempt Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the California Intermediate-Term Tax-Exempt Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the California Intermediate-Term Tax-Exempt Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the California Intermediate-Term Tax-Exempt Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the California Intermediate-Term Tax-Exempt Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF A BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SP 100 032019